UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia Georgia	1-12080 0-28226	58-1550675 58-2053632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800,

Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2013, Post Properties, Inc. (the “Company”) held its annual meeting of shareholders. At the annual meeting, the Company’s shareholders (i) elected the seven directors nominated by the Board of Directors and listed below for a one-year term, (ii) voted to approve, on an advisory basis, executive compensation, and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2013. The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1—Election of directors

Nominees	For	Withheld	Non-Votes
Robert C. Goddard, III	46,167,785	655,135	2,924,521
David P. Stockert	46,563,159	259,761	2,924,521
Herschel M. Bloom	45,835,275	987,645	2,924,521
Walter M. Deriso, Jr.	45,956,561	866,359	2,924,521
Russell R. French	45,823,089	999,831	2,924,521
Ronald de Waal	46,317,913	505,007	2,924,521
Donald C. Wood	46,453,806	369,114	2,924,521

Proposal 2—Advisory vote on executive compensation

For	Against	Abstain	Non-Votes
45,587,574	1,033,988	201,258	2,924,521

Proposal 3—Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants for 2012

For	Against	Abstain
49,484,014	243,601	19,826

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 23, 2013, the Board of Directors of the Company appointed Ms. Toni Jennings to the Board of Directors. Ms. Jennings, 64, is the chairman of the board of Jack Jennings & Sons, Inc., a family-owned construction business which provides general contractor, construction manager and design-build services. She served as Lieutenant Governor of the State of Florida from 2003 to 2007, and served 20 years in the Florida Senate, four as President, and four years in the Florida House of Representatives. She is also past chair of the Florida Chamber of Commerce. Ms. Jennings is a member of the boards of directors of publicly-traded NextEra Energy, Inc. (NYSE: NEE) and Brown & Brown, Inc. (NYSE: BRO).

There are no arrangements between Ms. Jennings and any other person pursuant to which Ms. Jennings was selected as a director. Ms. Jennings has also been appointed to serve on the Audit Committee and the Executive Compensation and Management Development Committee. A copy of a press release announcing the appointment of Ms. Jennings is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In connection with her service on the Board of Directors, Ms. Jennings will enter into an Indemnification Agreement with the Company, a form of which was previously filed as Exhibit 10.2 to the Company’s Form 8-K filed on October 22, 2008.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2013

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2013

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer